USAA(R) logo appears here.




                           USAA INTERNATIONAL Fund


                                      [Picture appears here.]



                               Semiannual Report

--------------------------------------------------------------------------------
November 30, 2001

Table of CONTENTS
-------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGERS' COMMENTARY ON THE FUND                                10

      PORTFOLIO HIGHLIGHTS                                            14

      SHAREHOLDER VOTING RESULTS                                      16

      FINANCIAL INFORMATION

         Portfolio of Investments                                     19

         Notes to Portfolio of Investments                            27

         Statement of Assets and Liabilities                          28

         Statement of Operations                                      29

         Statements of Changes in Net Assets                          30

         Notes to Financial Statements                                31

2

USAA
--------------------------------------------------------------------------------
                         Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
         EQUITY                      MONEY MARKET                 INDEX
--------------------------------------------------------------------------------

    Aggressive Growth                Money Market          Extended Market Index
(CLOSED TO NEW INVESTORS)
                                Tax Exempt Money Market     Global Titans Index
     Capital Growth
                              Treasury Money Market Trust     Nasdaq-100 Index
    Emerging Markets
                                  State Money Market           S&P 500 Index
   First Start Growth
                              --------------------------------------------------
        Growth                       TAXABLE BOND            ASSET ALLOCATION
                              --------------------------------------------------
     Growth & Income
                                      GNMA Trust            Balanced Strategy
      Income Stock
                               High-Yield Opportunities    Cornerstone Strategy
     International
                                        Income           Growth and Tax Strategy
    Precious Metals
      and Minerals              Intermediate-Term Bond       Growth Strategy
  (ON OCTOBER 1, 2001,
  THE FUND'S NAME WAS              Short-Term Bond           Income Strategy
  CHANGED FROM GOLD TO
PRECIOUS METALS AND MINERALS.)---------------------------
                                   TAX-EXEMPT BOND
                              ---------------------------
 Science & Technology
                                      Long-Term
    Small Cap Stock
                                   Intermediate-Term
        Value
                                     Short-Term
    World Growth
                                   State Bond/Income

--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                         INFORMATION


               Your annual and semiannual report mailings are streamlined as part of our ongoing efforts to reduce expenses and respond to shareholder requests. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending one report to each registered owner. This practice is designed to reduce duplicate copies for many shareholders and their families and save paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to receive one report per registered account owner, you may request this in writing to:


               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours


               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA INTERNATIONAL FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.


               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2002, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                         from the PRESIDENT


[Photograph of the President
and Vice Chairman of the Board,
Christopher W. Claus, appears
here.]

                                                   "
                                      ...WE BELIEVE AN ECONOMIC

                                       RECOVERY IS ON THE HORIZON.

                                    AS 2001 DREW TO A CLOSE, WE WERE

                                      RECEIVING MORE POSITIVE THAN

                                  NEGATIVE SURPRISES FROM THE LEADING

                                          ECONOMIC INDICATORS.
                                                   "

--------------------------------------------------------------------------------

               As your Fund's semiannual report period ended, investors were still "paying the bill" for the excesses of the 1990s. The U.S. economy continued to struggle through its first recession in a decade, and corporate earnings fell dramatically, resulting in substantial layoffs and labor consolidations. Furthermore, the impact of the Federal Reserve Board's monetary stimulus policy has yet to be fully felt. Typically, the stimulative effects will lag a rate cut by six to 12 months--and there were 11 rate cuts in 2001.

               All in all, 2001 was another difficult year for the markets. Major market indexes declined for a second year in a row, the first time since 1973-74. The Standard & Poor's 500 Index, down more than 9% in 2000, lost another 12% by the end of 2001. The Nasdaq Composite, once the high-flier of the technology boom, lost 21%, but that was only half of its 39% decline in 2000. For its part, the Dow Jones Industrial Average fell 5.4% in 2001, slightly more than its 4.7% drop in 2000.

 ...CONTINUED
--------------------------------------------------------------------------------


               While the decline was worsened by the terrorist attacks of September 11, it is mostly due to poor economic conditions and weak corporate performance. Nonetheless, we believe an economic recovery is on the horizon. As 2001 drew to a close, we were receiving more positive than negative surprises from the leading economic indicators. Unemployment claims have slowed, for example; manufacturing activity has increased. It remains to be seen if these trends will continue, but equity prices are still high relative to corporate earnings, and a rebound in earnings is needed to support strength in the stock market.

               A considerable drag on earnings, however, is the substantial debt on many corporate balance sheets. Furthermore, in paying down the debt, companies will have less money to spend on other things such as labor, goods, and materials. These factors suggest a gradual, rather than dramatic, economic recovery.

               The bond market is already anticipating that recovery. Although short-term rates are at their lowest level in 40 years, long-term rates have moved back up to where they were before the 11 interest rate reductions, indicating that investors expect the Fed to begin raising interest rates. In our view, the Fed is




               THE STANDARD & POOR'S (S&P) 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

               THE NASDAQ COMPOSITE INDEX IS A MARKET-VALUE-WEIGHTED INDEX THAT MEASURES ALL DOMESTIC AND NON-U.S.-BASED SECURITIES LISTED ON THE NASDAQ STOCK MARKET.

               THE DOW JONES INDUSTRIAL AVERAGE IS A PRICE-WEIGHTED AVERAGE OF 30 ACTIVELY TRADED BLUE CHIP STOCKS.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                         from the PRESIDENT


               unlikely to change its policy until a recovery is well under way, and then the rate increases will be moderate--so long as inflation remains low.

               In this very challenging time, USAA had one of the lowest redemption rates in the industry--a tribute to the patience and intellect of our shareholders. Clearly, you understand the importance of staying the course and letting your investments work for you over time, even during the rough spots. Furthermore, many of you are continuing to commit funds you will not need for at least five years to take advantage of buying opportunities.

               On behalf of the entire team at USAA, I would like to thank you for your trust and your business. We are committed to helping you determine and plan your investment goals, and will continue to work hard on your behalf.


               Sincerely,


               \S\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

INVESTMENT
--------------------------------------------------------------------------------
                         OVERVIEW


USAA INTERNATIONAL FUND


OBJECTIVE
--------------------------------------------------------------------------------

               Capital   appreciation   with  current   income  as  a  secondary
               objective.

TYPES OF  INVESTMENTS
--------------------------------------------------------------------------------

               Invests  principally in equity  securities of foreign  companies.

--------------------------------------------------------------------------------
                                                 11/30/01          5/31/01
--------------------------------------------------------------------------------
 Net Assets                                  $365.2  Million   $419.2  Million
 Net Asset Value Per Share                       $16.54            $18.23


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/01
--------------------------------------------------------------------------------
         5/31/01 to 11/30/01*       1 YEAR         5 YEARS         10 YEARS
               -9.22%              -12.85%          1.76%            7.79%

*TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.  THIS  SIX-
 MONTH RETURN IS CUMULATIVE.



               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                         OVERVIEW


                        CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA International Fund, the Morgan Stanley Capital International (MSCI)-EAFE Index, the Lipper International Funds Average, and the Lipper International Funds Index for the period of 11/30/91 through 11/30/01. The data points from the graph are as follows:

                  USAA
              INTERNATIONAL         MSCI-EAFE          LIPPER         LIPPER
                  FUND                INDEX            AVERAGE        INDEX
              -------------         ---------          -------        -------

11/30/91         $10,000             $10,000           $10,000        $10,000
05/31/92          11,177               9,935            10,982         11,054
11/30/92          10,452               9,189             9,860          9,898
05/31/93          12,376              11,564            11,674         11,708
11/30/93          13,321              11,419            12,555         12,676
05/31/94          14,988              13,134            13,980         14,141
11/30/94          15,323              13,114            13,906         14,031
05/31/95          15,362              13,781            14,300         14,134
11/30/95          15,902              14,107            14,926         14,802
05/31/96          18,389              15,252            16,424         16,403
11/30/96          19,408              15,765            17,313         17,275
05/31/97          21,463              16,402            18,753         18,950
11/30/97          21,145              15,702            18,424         18,547
05/31/98          24,315              18,224            21,751         21,839
11/30/98          21,315              18,285            20,499         20,554
05/31/99          22,703              19,019            21,255         21,494
11/30/99          26,320              22,144            25,646         25,851
05/31/00          27,077              22,280            26,177         26,602
11/30/00          24,303              20,002            23,481         23,864
05/31/01          23,330              18,441            21,704         22,282
11/30/01          21,180              16,175            19,041         19,620


              DATA FROM 11/30/91 THROUGH 11/30/01.



              NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS.

 ...CONTINUED
--------------------------------------------------------------------------------

               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA International Fund to the following benchmarks:

               - The Morgan Stanley Capital International  (MSCI)-EAFE Index, an
                 unmanaged index that reflects the movements of stock markets in Europe, Australia, and the Far East by representing a broad selection of domestically listed companies within each market.

               - The  Lipper   International  Funds  Average,  an  average  per-
                 formance level of all international funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.

               - The Lipper  International  Funds Index,  which tracks the total return performance of the 30 largest funds within the Lipper International Funds category.

10

MANAGERS'
--------------------------------------------------------------------------------
                         COMMENTARY on the Fund


[Photograph of the Portfolio
 Managers appears here.]


                                From left to right: Albert C. Sebastian, CFA, and Kevin P. Moore.


PERFORMANCE
--------------------------------------------------------------------------------

               For the six-month period ended November 30, 2001, your USAA International Fund's total return was -9.22%, compared to the Lipper International Funds average return of -13.15% and the Morgan Stanley Capital International (MSCI)-EAFE Index return of -12.29%. The Fund's performance was positively affected by its overweight position in European and Canadian equities and its underweight position in Japan. The Fund also benefited from stock selection.

               On behalf of the portfolio managers, analysts, and traders, we would like to thank you for continued support of the USAA International Fund. We recognize that you have investment choices, and we appreciate your allowing us the opportunity to help you with your investment needs.



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO PAGE 9 FOR THE LIPPER AVERAGE AND MSCI-EAFE INDEX DEFINITIONS.

 ...CONTINUED
--------------------------------------------------------------------------------


DEVELOPED MARKETS (EXCEPT JAPAN)
--------------------------------------------------------------------------------

               European equity markets were down for the period but did outperform other international markets. Some of the more defensive areas of the portfolio, such as consumer staples and health care, performed the best during the period. Stock selection was particularly favorable in the energy and the consumer staples sectors. Two of our better-performing holdings were oil service companies, both of which were acquired by a competitor.

               Canada was the only region in the portfolio to have a positive return. Stock selection was excellent, with the financial and energy sectors positively contributing to performance. Also, Canadian National Railway, one of the Fund's largest positions, performed particularly well over the period.


JAPAN
--------------------------------------------------------------------------------

               Japan underperformed most other developed markets for the period because the country's government failed to address the problems in the banking system. In fact, estimates of non-performing loans increased substantially during the year. The Fund was significantly underweight in Japanese equities and had no exposure to bank stocks. However, the relative performance of our Japanese portfolio did exceed the comparable benchmarks significantly.




               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 19-26.

12

 ...CONTINUED
--------------------------------------------------------------------------------
                         COMMENTARY on the Fund


EMERGING MARKETS
--------------------------------------------------------------------------------

               Equities in emerging markets were down over the period; however, there were considerable differences across regions. Asian markets, although suffering from slowing export growth, did provide some of the better relative returns during the period. The markets of Eastern Europe, the Mediterranean, and Africa had the best performance in emerging markets because of their defensive qualities and strong domestic growth. Latin markets were negatively affected both by the slowing U.S. economy and the worsening situation in Argentina.


OUTLOOK
--------------------------------------------------------------------------------

               We continue to view Europe and Canada positively, because their economies will probably grow faster than the United States economy next year. Along with the United States, Canada and many European countries are lowering both corporate and individual taxes. In Europe, there is more room for the European Central Bank to reduce rates next year. Canada will be one of the few countries to have both a current account and a government budget surplus in 2002. We are, however, less positive about Japan because of the high level of non-performing loans that has not been adequately disclosed to the marketplace. Japan already has zero short-term interest rates and a large government budget deficit. As a result, it has few policy tools at its disposal to mitigate an economic recession. We expect further corporate bankruptcy and poor economic growth in the years ahead for Japan.

 ...CONTINUED
--------------------------------------------------------------------------------

               In general, the short-term valuations in global equity markets look decidedly better as a result of the fall in equity prices over the last year and a half and lower short- and long-term interest rates. The outlook for emerging markets is favorable as signs of resumption in global growth begin to emerge. Inflation is not a problem in developing countries; this factor, combined with low interest rates and ample local liquidity, should provide a strong foundation for equity markets. While Brazil has diverged somewhat from Argentina, Mexico's fate is clearly tied to the U.S. economy. The Russian market continues to look attractive despite the fall in oil prices and the Turkish economy appears to have survived the worst of its slowdown. We believe that industrial companies should potentially benefit in the coming year as well as financial and selected technology companies.



               FOREIGN  INVESTING  IS  SUBJECT  TO  ADDITIONAL  RISKS,  SUCH  AS
               CURRENCY   FLUCTUATIONS,   MARKET   ILLIQUIDITY,   AND  POLITICAL
               INSTABILITY.

14

PORTFOLIO
--------------------------------------------------------------------------------
                         HIGHLIGHTS


-------------------------------------------
             TOP 10 INDUSTRIES
             (% of Net Assets)
-------------------------------------------

Banks                                 11.7%

Pharmaceuticals                        8.8%

Integrated Oil & Gas                   6.7%

Integrated Telecommunications Svcs.    6.2%

Diversified Financial Services         5.3%

Specialty Chemicals                    4.5%

Railroads                              4.1%

Telecommunication Equipment            3.8%

Multi-Line Insurance                   3.6%

Consumer Electronics                   2.7%

-------------------------------------------


-------------------------------------------
          TOP 10 EQUITY HOLDINGS
            (% of Net Assets)
-------------------------------------------

Canadian National Railway Co.          3.1%

Nokia Corp. ADR                        3.1%

Nordea AB                              2.5%

Akzo Nobel N.V.                        6.2%

Koninklijke Philips Electronics NV     2.0%

E. On AG                               1.8%

ING Greop N.V.                         1.8%

Reckitt Benckiser plc                  1.7%

Royal Bank Scotland Group plc          1.7%

Takeda Chemical Industries Ltd.        1.7%

-------------------------------------------

 ...CONTINUED
--------------------------------------------------------------------------------


                                ASSET ALLOCATION
                                    11/30/01


A pie chart is shown here depicting the Asset Allocation as of November 30, 2001 of the USAA International Fund to be:

United Kingdom - 17.1%; Other* - 19.3%; Japan - 11.7%; Canada - 10.0%; Netherlands - 9.6%; France - 7.3%; Germany - 5.2%; Sweden - 5.2%; Finland - 4.7%; Italy - 4.6%; and Spain - 4.0%.

*Includes countries with less than 3% of the portfolio and money market instruments.



    PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.


 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 19-26.

16

SHAREHOLDER
--------------------------------------------------------------------------------
                         Voting RESULTS

               On July 20, 2001, a special meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. Shareholders of record on May 25, 2001, were entitled to vote on each proposal shown below. All proposals were approved by the shareholders.

               The following proposals and voting results pertain to one or more series within USAA Investment Trust (the Trust). Votes shown for Proposal 1 are for the entire series of the Trust. Votes shown for Proposals 2A through 2E and Proposal 4 are for the USAA International Fund, a series of the Trust.



PROPOSAL 1
--------------------------------------------------------------------------------

               Proposal to elect Trustees as follows:


                                                                   VOTES
               TRUSTEES                       VOTES FOR            WITHHELD
               -----------------------------------------------------------------

               Robert G. Davis                239,347,773          5,469,150

               Christopher W. Claus           239,347,357          5,469,566

               David G. Peebles               239,347,773          5,469,150

               Michael F. Reimherr            239,347,773          5,469,150

               Richard A. Zucker              239,347,571          5,469,352

               Barbara B. Dreeben             239,347,963          5,468,960

               Robert L. Mason, Ph.D.         239,347,571          5,469,352

               Laura T. Starks, Ph.D.         239,347,571          5,469,352

 ...CONTINUED
--------------------------------------------------------------------------------


PROPOSAL 2A
--------------------------------------------------------------------------------

               Proposal   to  approve   the   elimination   of  the   investment
               restriction regarding investments in a single issuer.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 14,892,915       835,498       227,898           127,920


PROPOSAL 2B
--------------------------------------------------------------------------------

               Proposal to approve the elimination of the investment restriction
               regarding  the  purchase  of   securities  of  other   investment
               companies.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 15,047,979       714,687       193,645           127,920


PROPOSAL 2C
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the issuance of senior securities.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 14,795,290       899,233       261,788           127,920

18

 ...CONTINUED
--------------------------------------------------------------------------------
                         Voting RESULTS


PROPOSAL 2D
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the purchase or sale of commodities.

                NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 14,592,317      1,181,629      182,365           127,920


PROPOSAL 2E
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the purchase or sale of real estate.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 14,890,574       850,620       215,117           127,920


PROPOSAL 4
--------------------------------------------------------------------------------

               Proposal to approve a new advisory agreement with USAA Investment Management Company.

                NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 15,176,306       590,272       189,733           127,920

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS


USAA INTERNATIONAL FUND

NOVEMBER 30, 2001 (UNAUDITED)


                                                                          MARKET
    NUMBER                                                                 VALUE
 OF SHARES  SECURITY                                                       (000)
--------------------------------------------------------------------------------
            STOCKS (96.7%)

            AUSTRIA (1.0%)
    43,400  Boehler Uddeholm AG                                         $  1,730
    17,000  VA Technologie AG                                                342
    53,759  Vienna Airport (Flughafen Wien) AG                             1,445
--------------------------------------------------------------------------------
                                                                           3,517
--------------------------------------------------------------------------------
            BRAZIL (0.8%)
    21,400  Aracruz Celulose S.A. ADR (Preferred)                            374
 5,770,000  Banco Itau S.A. (Preferred)                                      399
    10,000  Brasil Telecom Participacoes S.A. ADR (Preferred)                354
     9,400  Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR
              (Preferred)                                                    175
    12,400  Companhia de Bebidas das Americas ADR (Preferred)                243
    28,900  Companhia Paranaense de Energia-Copel ADR (Preferred)            180
    14,900  Companhia Vale do Rio Doce (Preferred) "A"                       313
   515,000  Eletropaulo Metropolitana S.A. (Preferred)                        16
    19,300  Petroleo Brasileiro S.A. (Preferred)                             377
    45,100  Tele Norte Leste Participacoes S.A. ADR (Preferred)              598
--------------------------------------------------------------------------------
                                                                           3,029
--------------------------------------------------------------------------------
            CANADA (10.0%)
    67,800  Bank of Montreal                                               1,488
   117,489  C-MAC Industries, Inc. *                                       3,037
   146,200  Canadian Imperial Bank of Commerce                             5,021
   255,400  Canadian National Railway Co.                                 11,391
   103,300  Manulife Financial Corp.                                       2,851
   151,300  Nexen, Inc.                                                    3,050
    53,700  Nortel Networks Corp.                                            419
    82,500  Sun Life Financial Services                                    1,916
   189,100  Suncor Energy, Inc.                                            5,660
    72,800  Toronto-Dominion Bank                                          1,832
--------------------------------------------------------------------------------
                                                                          36,665
--------------------------------------------------------------------------------
            CHILE (0.0%)A
    10,600  Compania de Telecomunicaciones de Chile S.A. ADR *               122
--------------------------------------------------------------------------------
            CHINA (0.2%)
   195,800  China Mobile Ltd. *                                              692
--------------------------------------------------------------------------------

20

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA INTERNATIONAL FUND

NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
    NUMBER                                                                 VALUE
 OF SHARES  SECURITY                                                       (000)
--------------------------------------------------------------------------------
            DENMARK (0.9%)
    99,100  TDC A/S "B"                                                 $  3,459
--------------------------------------------------------------------------------
            FINLAND (4.7%)
   175,179  Metso OYJ                                                      1,687
   489,680  Nokia Corp. ADR                                               11,268
   126,950  Perlos Corp.                                                   1,353
   373,500  Sampo OYJ "A"                                                  2,941
--------------------------------------------------------------------------------
                                                                          17,249
--------------------------------------------------------------------------------
            FRANCE (7.3%)
    50,500  Accor S.A.                                                     1,674
    77,022  Aventis S.A.                                                   5,382
   112,886  CNP Assurances                                                 3,640
    17,535  Eramet Group                                                     554
   176,000  Gemplus International S.A. *                                     497
    73,600  Renault S.A.                                                   2,532
    31,500  Rhodia S.A.                                                      301
    25,873  Technip-Coflexip S.A.                                          3,048
    92,261  Technip-Coflexip S.A. ADR *                                    2,782
    96,633  Total Fina S.A. ADR                                            6,193
--------------------------------------------------------------------------------
                                                                          26,603
--------------------------------------------------------------------------------
            GERMANY (5.2%)
    56,000  Bayerische Hypo Vereinsbank AG                                 1,797
    76,900  Continental AG                                                   930
   128,760  E. On AG                                                       6,426
    49,200  Infineon Technologies AG                                         966
    10,800  Infineon Technologies AG ADR                                     211
    96,100  Merck KGaA                                                     3,616
    34,010  SAP AG                                                         4,204
    24,000  SAP AG ADR                                                       745
--------------------------------------------------------------------------------
                                                                          18,895
--------------------------------------------------------------------------------
            HONG KONG (0.7%)
   669,500  Amoy Properties Ltd.                                             678
   206,000  Cathay Pacific Airways Ltd.                                      250
   197,000  CITIC Pacific Ltd.                                               434
   310,000  Esprit Holdings Ltd.                                             344
    35,000  Hutchison Whampoa Ltd.                                           322
    75,000  Sun Hung Kai Properties Ltd.                                     551
--------------------------------------------------------------------------------
                                                                           2,579
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA INTERNATIONAL FUND

NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
    NUMBER                                                                 VALUE
 OF SHARES  SECURITY                                                       (000)
--------------------------------------------------------------------------------
            HUNGARY (0.1%)
     9,600  MOL Magyar Olaj - es Gazipari Rt.                            $   172
--------------------------------------------------------------------------------
            INDIA (0.9%)
   117,000  Associated Cement Co. Ltd.                                       417
    86,900  Bharat Heavy Electricals Ltd.                                    265
    97,000  Bharat Petroleum Corp. Ltd.                                      385
    12,200  Dr. Reddy's Laboratories Ltd.                                    242
    14,900  HDFC Bank Ltd. ADR *                                             211
    29,000  Hero Honda Motors Ltd.                                           149
     3,100  Infosys Technologies Ltd.                                        252
    33,000  Nestle India Ltd.                                                340
    84,738  Reliance Industries Ltd.                                         512
    91,200  Satyam Computer Services Ltd.                                    404
--------------------------------------------------------------------------------
                                                                           3,177
--------------------------------------------------------------------------------
            ISRAEL (0.3%)
     7,500  Check Point Software Technologies Ltd. *                         288
     6,800  Taro Pharmaceutical Industries Ltd. *                            245
     8,800  Teva Pharmaceutical Industries Ltd. ADR                          515
--------------------------------------------------------------------------------
                                                                           1,048
--------------------------------------------------------------------------------
            ITALY (4.6%)
    50,000  ENI S.p.A                                                        588
   100,300  ENI S.p.A. ADR                                                 5,938
   478,500  Italgas S.p.A.                                                 4,286
   137,900  Telecom Italia S.p.A.                                          1,175
   948,000  Telecom Italia S.p.A. Savings                                  4,798
--------------------------------------------------------------------------------
                                                                          16,785
--------------------------------------------------------------------------------
            JAPAN (11.7%)
    81,000  Daibiru Corp.                                                    475
   110,000  Fujitsu Ltd.                                                     909
    72,000  Ito-Yokado Co. Ltd.                                            3,231
    41,700  Meitec Corp.                                                   1,140
   225,000  Mitsui Fudosan Co. Ltd.                                        2,052
    58,100  Murata Manufacturing Co. Ltd.                                  3,928
   396,000  Nikko Cordial Corp.                                            2,089
       710  Nippon Telegraph & Telephone Corp. (NTT)                       2,939
       142  NTT Mobile Communication Network, Inc.                         1,855
    80,300  Paris Miki, Inc.                                               2,379
    49,250  Sanix, Inc.                                                    2,150

22

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA INTERNATIONAL FUND

NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
    NUMBER                                                                 VALUE
 OF SHARES  SECURITY                                                       (000)
--------------------------------------------------------------------------------
    69,000  Shin-Etsu Chemical Co. Ltd.                                 $  2,610
    54,400  Sony Corp.                                                     2,565
   367,000  Sumitomo Corp.                                                 2,007
   109,500  Sumitomo Electric Industries Ltd.                                912
   138,600  Takeda Chemical Industries Ltd.                                6,322
   364,000  Toshiba Corp.                                                  1,554
       856  West Japan Railway Co.                                         3,751
--------------------------------------------------------------------------------
                                                                          42,868
--------------------------------------------------------------------------------
            KOREA (1.5%)
    38,400  Daeduck Electronics Co. Ltd.                                     369
    14,500  Hyundai Mobis                                                    204
    14,300  Hyundai Motor Co. Ltd.                                           286
    49,800  Hyundai Securities Co. *                                         440
    25,680  Kookmin Bank                                                     992
    19,264  Korea Telecom Corp. ADR                                          448
    12,700  Samsung Electro Mechanics Co. Ltd.                               382
     4,680  Samsung Electronics Co. Ltd.                                     805
   109,300  Samsung Heavy Industries Co. Ltd. *                              336
     9,500  Samsung SDI Co. Ltd.                                             435
    11,000  Samsung Securities Co. Ltd. *                                    390
     2,900  Shinsegae Co. Ltd.                                               260
--------------------------------------------------------------------------------
                                                                           5,347
--------------------------------------------------------------------------------
            MALAYSIA (0.2%)
   360,000  IJM Corp. Bhd                                                    396
   158,000  Tanjong plc                                                      347
--------------------------------------------------------------------------------
                                                                             743
--------------------------------------------------------------------------------
            MEXICO (0.9%)
    34,200  America Movil S.A. de C.V. ADR "L"                               593
    20,600  Cemex S.A. de C.V. ADR                                           520
    13,600  Fomento Economico Mexicano S.A. de C.V. ADR                      463
   208,800  Grupo Financiero Banorte S.A. de C.V. *                          396
   702,600  Grupo Financiero BBVA Bancomer S.A. de C.V. *                    541
   125,500  Grupo Modelo S.A. de C.V. "C"                                    285
     2,500  Grupo Televisa S.A. de C.V. ADR *                                 87
    16,000  Telefonos de Mexico S.A. de C.V. ADR "L"                         536
--------------------------------------------------------------------------------
                                                                           3,421
--------------------------------------------------------------------------------
            NETHERLANDS (9.6%)
   175,100  Akzo Nobel N.V.                                                7,898
   115,100  Fortis NL N.V.                                                 2,687

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA INTERNATIONAL FUND

NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
    NUMBER                                                                 VALUE
 OF SHARES  SECURITY                                                       (000)
--------------------------------------------------------------------------------
    57,500  Gucci Group N.V.                                             $ 5,104
   246,204  ING Groep N.V.                                                 6,440
    11,500  Koninklijke Ahold  N.V.                                          340
   107,281  Koninklijke KPN N.V. *                                           490
   266,271  Koninklijke Philips Electronics N.V.                           7,208
    26,400  Oce-van der Grinten N.V.                                         241
   218,500  Versatel Telecom International N.V. *                            260
    72,000  VNU N.V.                                                       2,322
   134,100  Vopak Kon N.V.                                                 2,112
--------------------------------------------------------------------------------
                                                                          35,102
--------------------------------------------------------------------------------
            NORWAY (1.5%)
   263,200  DNB Holdings ASA                                               1,100
   259,696  Statoil ASA *                                                  1,687
   455,100  Storebrand ASA                                                 2,519
--------------------------------------------------------------------------------
                                                                           5,306
--------------------------------------------------------------------------------
            POLAND (0.0%)A
    42,700  Telekomunikacja Polska S.A. *                                    158
--------------------------------------------------------------------------------
            PORTUGAL (2.9%)
   971,111  Banco Comercial Portugues S.A. *                               3,993
   311,000  Brisa-Auto Estrada de Portugal S.A.                            2,646
   348,432  Portugal Telecom S.A. ADR *                                    2,620
   164,786  Telecel-Comunicacoes Pessoais S.A. *                           1,286
--------------------------------------------------------------------------------
                                                                          10,545
--------------------------------------------------------------------------------
            RUSSIA (0.2%)
 4,700,000  Mosenergo                                                        166
    26,400  Surgutneftegaz ADR                                               361
 1,647,900  Unified Energy Systems *                                         238
    31,400  YUKOS Oil Co.                                                    135
--------------------------------------------------------------------------------
                                                                             900
--------------------------------------------------------------------------------
            SINGAPORE (0.6%)
   241,000  City Developments Ltd.                                           634
    76,200  DBS Group Holdings Ltd.                                          474
   483,000  Keppel Land Ltd.                                                 435
   327,000  SembCorp Industries Ltd.                                         250
    77,900  Singapore Airlines Ltd.                                          400
--------------------------------------------------------------------------------
                                                                           2,193
--------------------------------------------------------------------------------

24

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA INTERNATIONAL FUND

NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
    NUMBER                                                                 VALUE
 OF SHARES  SECURITY                                                       (000)
--------------------------------------------------------------------------------
            SOUTH AFRICA (0.6%)
    48,100  Anglo American plc                                          $    724
    54,700  Gold Fields Ltd. ADR                                             251
     7,600  Impala Platinum Holdings Ltd.                                    317
    29,500  Sappi Ltd.                                                       309
    39,100  SASOL Ltd.                                                       323
    16,400  South African Breweries plc                                      108
    58,100  Standard Bank Investment Corp. Ltd.                              165
--------------------------------------------------------------------------------
                                                                           2,197
--------------------------------------------------------------------------------
            SPAIN (4.0%)
   238,170  Altadis S.A.                                                   3,798
   378,000  Banco Bilbao Vizcaya Argentaria S.A.                           4,652
   194,350  Repsol S.A.                                                    2,733
    84,880  Telefonica de Espana S.A. ADR *                                3,388
--------------------------------------------------------------------------------
                                                                          14,571
--------------------------------------------------------------------------------
            SWEDEN (5.2%)
   239,980  Autoliv, Inc. GDR                                              4,454
 1,809,701  Nordea AB                                                      8,991
   182,880  Skandinaviska Enskilda Banken "A"                              1,611
   764,215  Swedish Match AB                                               3,833
--------------------------------------------------------------------------------
                                                                          18,889
--------------------------------------------------------------------------------
            SWITZERLAND (2.9%)
   117,160  Novartis AG                                                    4,127
     5,517  Sulzer AG                                                        817
   111,952  Syngenta AG *                                                  5,696
--------------------------------------------------------------------------------
                                                                          10,640
--------------------------------------------------------------------------------
            TAIWAN (1.0%)
    14,800  Asustek Computer, Inc.                                            59
   708,400  Bank Sinopac *                                                   278
   245,000  Delta Electronics, Inc.                                          333
    90,700  Hon Hai Precision Industry Co. Ltd.                              382
    46,000  MediaTek, Inc.                                                   541
   157,500  Quanta Computer, Inc.                                            366
   434,392  Taiwan Semiconductor Manufacturing Co. *                         921
   554,000  United Microelectronics *                                        636
--------------------------------------------------------------------------------
                                                                           3,516
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA INTERNATIONAL FUND

NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
    NUMBER                                                                 VALUE
 OF SHARES  SECURITY                                                       (000)
--------------------------------------------------------------------------------
            TURKEY (0.1%)
 8,800,000  Arcelik A.S.                                                $     72
16,500,000  Trakya Cam Sanayii A.S.                                           69
     4,400  Turkcell Iletisim Hizmetleri A.S. ADR *                           68
32,400,000  Vestel Elektronik Sanayi A.S. *                                   70
--------------------------------------------------------------------------------
                                                                             279
--------------------------------------------------------------------------------
            UNITED KINGDOM (17.1%)
    96,700  AstraZeneca Group plc                                          4,321
 1,012,100  BHP Billiton plc                                               4,861
    57,200  BOC Group plc                                                    866
   240,500  Cable & Wireless plc                                           1,132
   648,900  Cadbury Schweppes plc                                          4,115
   275,132  Celltech Group plc *                                           3,523
   383,100  CGNU plc                                                       4,562
 1,848,000  Cookson Group plc                                              2,069
   729,400  Corporate Services Group plc *                                   343
    72,200  GlaxoSmithkline plc ADR                                        3,668
   375,000  HBOS plc                                                       4,409
   745,000  Old Mutual plc                                                 1,125
   210,700  Powergen plc                                                   2,227
   472,500  Reckitt Benckiser plc                                          6,216
   335,433  Reuters Group plc                                              3,256
   268,860  Royal Bank Scotland Group plc                                  6,227
   315,000  Safeway plc                                                    1,376
   936,790  Tomkins plc                                                    2,604
    20,000  Vodafone Group plc ADR                                           507
   521,058  WPP Group plc                                                  5,087
--------------------------------------------------------------------------------
                                                                          62,494
--------------------------------------------------------------------------------
            Total stocks (cost: $312,747)                                353,161
--------------------------------------------------------------------------------


 PRINCIPAL                                                                MARKET
    AMOUNT                                                                 VALUE
     (000)  SECURITY                                                       (000)
--------------------------------------------------------------------------------

            MONEY MARKET INSTRUMENT (2.0%)

    $7,372  American General Finance Corp. Commercial Paper,
              2.15%, 12/03/2001 (cost: $7,371)                             7,371
--------------------------------------------------------------------------------
            TOTAL INVESTMENTS (COST: $320,118)                          $360,532
================================================================================

26

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA INTERNATIONAL FUND

NOVEMBER 30, 2001 (UNAUDITED)


PORTFOLIO SUMMARY BY CONCENTRATION
--------------------------------------------------------------------------------

             Banks                                              11.7%
             Pharmaceuticals                                     8.8
             Integrated Oil & Gas                                6.7
             Integrated Telecommunication Services               6.2
             Diversified Financial Services                      5.3
             Specialty Chemicals                                 4.5
             Railroads                                           4.1
             Telecommunication Equipment                         3.8
             Multi-Line Insurance                                3.6
             Consumer Electronics                                2.7
             Electrical Components & Equipment                   2.4
             Life & Health Insurance                             2.3
             Tobacco                                             2.1
             Multi-Utilities                                     1.8
             Household Products                                  1.7
             Diversified Metals & Mining                         1.6
             Oil & Gas Equipment & Services                      1.6
             Application Software                                1.5
             Auto Parts & Equipment                              1.5
             Publishing & Printing                               1.5
             Advertising                                         1.4
             Apparel & Accessories                               1.4
             Wireless Telecommunication Services                 1.4
             Real Estate Management & Development                1.3
             Soft Drinks                                         1.3
             Gas Utilities                                       1.2
             Industrial Conglomerates                            1.1
             Other                                              14.2
                                                                ----
             Total                                              98.7%
                                                                ====

NOTES
--------------------------------------------------------------------------------
                         to Portfolio of INVESTMENTS


USAA INTERNATIONAL FUND

NOVEMBER 30, 2001 (UNAUDITED)


GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The percentages shown represent the percentages of the investments to net assets.

         ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

         GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) Represents less than 0.1% of net assets.

         *   Non-income-producing security.



         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

28

STATEMENT
--------------------------------------------------------------------------------
                         of ASSETS and LIABILITIES
                         (in thousands)

USAA INTERNATIONAL FUND

NOVEMBER 30, 2001 (UNAUDITED)


ASSETS

   Investments in securities, at market value (identified
     cost of $320,118)                                                 $360,532
   Cash                                                                   1,039
   Cash denominated in foreign currencies (identified cost of $1,996)     1,953
   Receivables:
      Capital shares sold                                                   136
      Dividends and interest                                                812
      Securities sold                                                     1,826
                                                                       --------
         Total assets                                                   366,298
                                                                       --------

LIABILITIES

   Securities purchased                                                     175
   Capital shares redeemed                                                  499
   USAA Investment Management Company                                       224
   USAA Transfer Agency Company                                              72
   Accounts payable and accrued expenses                                    114
                                                                       --------
         Total liabilities                                                1,084
                                                                       --------
            Net assets applicable to capital shares outstanding        $365,214
                                                                       ========

REPRESENTED BY:

   Paid-in capital                                                     $340,008
   Accumulated undistributed net investment income                        2,783
   Accumulated net realized loss on investments                         (17,919)
   Net unrealized appreciation of investments                            40,414
   Net unrealized depreciation on foreign currency translations             (72)
                                                                       --------
            Net assets applicable to capital shares outstanding        $365,214
                                                                       ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                       22,074
                                                                       ========
   Net asset value, redemption price, and offering price per share     $  16.54
                                                                       ========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                         of OPERATIONS
                         (in thousands)

USAA INTERNATIONAL FUND

SIX-MONTH PERIOD ENDED NOVEMBER 30, 2001 (UNAUDITED)


NET INVESTMENT INCOME

   Income:
      Dividends (net of foreign taxes withheld of $374)              $  2,710
      Interest                                                            157
                                                                     --------
         Total income                                                   2,867
                                                                     --------
   Expenses:
      Management fees                                                   1,424
      Administrative and servicing fees                                   185
      Transfer agent's fees                                               465
      Custodian's fees                                                    211
      Postage                                                              77
      Shareholder reporting fees                                           54
      Trustees' fees                                                        3
      Registration fees                                                    43
      Professional fees                                                    32
      Other                                                                 5
                                                                     --------
         Total expenses                                                 2,499
      Expenses paid indirectly                                             (2)
                                                                     --------
         Net expenses                                                   2,497
                                                                     --------
            Net investment income                                         370
                                                                     --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY

   Net realized loss on:
      Investments                                                      (5,398)
      Foreign currency transactions                                       (82)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                     (33,039)
      Foreign currency translations                                        19
                                                                     --------
            Net realized and unrealized loss                          (38,500)
                                                                     --------
Decrease in net assets resulting from operations                     $(38,130)
                                                                     ========



   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

30

STATEMENTS
--------------------------------------------------------------------------------
                         of Changes in NET ASSETS
                         (in thousands)

USAA INTERNATIONAL FUND

SIX-MONTH PERIOD ENDED NOVEMBER 30, 2001 (UNAUDITED),
AND YEAR ENDED MAY 31, 2001


                                                         11/30/2001    5/31/2001
                                                         -----------------------
FROM OPERATIONS

   Net investment income                                 $     370    $   4,128
   Net realized loss on investments                         (5,398)      (7,466)
   Net realized loss on foreign currency transactions          (82)        (380)
   Change in net unrealized appreciation/depreciation of:
      Investments                                          (33,039)     (67,540)
      Foreign currency translations                             19          (62)
                                                         -----------------------
      Decrease in net assets resulting from operations     (38,130)     (71,320)
                                                         -----------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                         -       (2,703)
                                                         -----------------------
   Net realized gains                                            -      (26,625)
                                                         -----------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                81,329      312,384
   Reinvested dividends                                          -       27,945
   Cost of shares redeemed                                 (97,221)    (353,750)
                                                         -----------------------
      Decrease in net assets from capital
         share transactions                                (15,892)     (13,421)
                                                         -----------------------
   Net decrease in net assets                              (54,022)    (114,069)

NET ASSETS

   Beginning of period                                     419,236      533,305
                                                         -----------------------
   End of period                                         $ 365,214    $ 419,236
                                                         ======================
Accumulated undistributed net investment income:
   End of period                                         $   2,783    $   2,495
                                                         ======================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                               4,821       15,543
   Shares issued for dividends reinvested                        -        1,233
   Shares redeemed                                          (5,746)     (17,707)
                                                         -----------------------
      Decrease in shares outstanding                          (925)        (931)
                                                         =======================


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements

USAA INTERNATIONAL FUND

NOVEMBER 30, 2001 (UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this semiannual report pertains only to the USAA International Fund (the
         Fund). The Fund's primary investment objective is capital appreciation with current income as a secondary objective.

             A. SECURITY  VALUATION - The value of each  security is  determined
                (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

                1. Portfolio  securities,  except  as  otherwise  noted,  traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

                2. Over-the-counter  securities  are  priced  at the last  sales price or, if not available, at the average of the bid and asked prices.

                3. Securities  purchased with  maturities of 60 days or less are stated at amortized cost, which approximates market value.

32

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA INTERNATIONAL FUND

NOVEMBER 30, 2001 (UNAUDITED)


                4. Securities  that  cannot be valued by the  methods  set forth above, and all other assets, are valued in good faith at fair value using methods determined by the USAA Investment Management Company (the Manager) under the general supervision of the Trust's Board of Trustees.

             B. FEDERAL  TAXES  - The  Fund's  policy  is  to  comply  with  the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to decrease accumulated undistributed net investment income and decrease accumulated net realized loss on investments by $82,000.

             C. INVESTMENTS IN SECURITIES - Security  transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

             D. FOREIGN  CURRENCY  TRANSLATIONS  -  The  Fund's  assets  may  be invested in the securities of foreign issuers. Because the Fund's

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA INTERNATIONAL FUND

NOVEMBER 30, 2001 (UNAUDITED)


                accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

                1. Market value of securities,  other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

                2. Purchases and sales of  securities,  income,  and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

                Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

                Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities, as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise

34

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA INTERNATIONAL FUND

NOVEMBER 30, 2001 (UNAUDITED)


                from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

             E. EXPENSES PAID INDIRECTLY - The Fund's  custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended November 30, 2001, custodian fee offset arrangements reduced expenses by $2,000.

             F. USE OF ESTIMATES - The  preparation  of financial  statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the
         Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

         Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to avail-

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA INTERNATIONAL FUND

NOVEMBER 30, 2001 (UNAUDITED)


         ability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 2001.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds  from  sales/maturities  of  securities,
         excluding  short-term  securities,   for  the  six-month  period  ended
         November 30, 2001, were $68,982,000 and $91,108,000, respectively.

         The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

         Gross unrealized appreciation and depreciation of investments as of November 30, 2001, were $88,309,000 and $47,895,000, respectively.

(5) FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

         A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in

36

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA INTERNATIONAL FUND

NOVEMBER 30, 2001 (UNAUDITED)


         connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency con-tracts include the potential inability of the counterparty to meet the terms of the contract and the Fund's giving up the opportunity for potential profit.

         At November 30, 2001, the terms of open foreign currency contracts were as follows (in thousands):

         FOREIGN CURRENCY CONTRACTS TO BUY:
--------------------------------------------------------------------------------
                         U.S. DOLLAR
 EXCHANGE  CONTRACTS TO  VALUE AS OF   IN EXCHANGE     UNREALIZED    UNREALIZED
   DATE       RECEIVE     11/30/01   FOR U.S. DOLLAR  APPRECIATION  DEPRECIATION
--------------------------------------------------------------------------------
 12/03/01     4,197         $538          $538            $ -           $ -
         Hong Kong Dollar
--------------------------------------------------------------------------------


(6) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA INTERNATIONAL FUND

NOVEMBER 30, 2001 (UNAUDITED)


         cash collateral required to be returned to the borrower. The Fund had no securities-lending transactions during the six-month period ended November 30, 2001.

(7) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

             A. MANAGEMENT FEES - The Manager carries out the Fund's  investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.75% of the Fund's average net assets.

                Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be composed of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper International Funds Index, which tracks the total return performance of the top 30 largest funds in the Lipper International Funds category. The base fee for the Fund will be computed as referenced above. The per-formance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

                The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance

38

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA INTERNATIONAL FUND

NOVEMBER 30, 2001 (UNAUDITED)


                period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

         OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX1             AS A % OF THE FUND'S AVERAGE NET ASSETS
         -----------------------------------------------------------------------
         +/- 1.00% to 4.00%             +/- 0.04%
         +/- 4.01% to 7.00%             +/- 0.05%
         +/- 7.01% and greater          +/- 0.06%

         1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

             B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, effective August 1, 2001, the Manager receives a fee computed at an annualized rate of 0.15% of the Fund's monthly average net assets. Prior to August 1, 2001, the Manager performed these services; however, no separate fee was charged.

             C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
                Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. Prior to August 1, 2001, the annual charge per account was $26.

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA INTERNATIONAL FUND

NOVEMBER 30, 2001 (UNAUDITED)


             D. UNDERWRITING   SERVICE   -  The   Manager   provides   exclusive
                underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

 (8) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

40

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA INTERNATIONAL FUND

NOVEMBER 30, 2001 (UNAUDITED)

(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                             NOVEMBER 30,                YEAR ENDED MAY 31,
                             ----------------------------------------------------------------
                                2001      2001       2000       1999       1998        1997
                             ----------------------------------------------------------------
Net asset value at
   beginning of period       $  18.23   $  22.28   $  19.79   $  21.94   $  21.03   $  18.71
Net investment income             .02        .16        .11        .21        .19        .15
Net realized and
   unrealized gain (loss)       (1.71)     (3.01)      3.70      (1.62)      2.41       2.87
Distributions from net
   investment income                -       (.11)      (.18)      (.19)      (.12)      (.20)
Distributions of realized
   capital gains                    -      (1.09)     (1.14)      (.55)     (1.57)      (.50)
                             ----------------------------------------------------------------
Net asset value at
   end of period             $  16.54   $  18.23   $  22.28   $  19.79   $  21.94   $  21.03
                             ================================================================
Total return (%) *              (9.22)    (13.84)     19.26      (6.63)     13.29      16.72
Net assets at end
   of period (000)           $365,214   $419,236   $533,305   $499,882   $628,655   $616,576
Ratio of expenses to
   average net assets (%)        1.32a,b    1.14b      1.11       1.12       1.05       1.09
Ratio of net investment
   income to average
   net assets (%)                .20a        .84        .73        .98        .87        .79
Portfolio turnover (%)          18.58      32.75      39.75      37.69      42.97      46.03


  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total expenses prior to any custodian fee offset arrangement.

NOTES
--------------------------------------------------------------------------------

42

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

                     TRUSTEES Robert G. Davis, CHAIRMAN OF THE BOARD Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

          INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER,   9800 Fredericksburg Road
              AND DISTRIBUTOR   San Antonio, Texas 78288

               TRANSFER AGENT   USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

                LEGAL COUNSEL   Goodwin Procter LLP
                                Exchange Place
                                Boston, Massachusetts 02109

                    CUSTODIAN   State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

         INDEPENDENT AUDITORS   KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                    TELEPHONE   Call toll free - Central Time
             ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.
                                Sunday, 11:30 a.m. to 8 p.m.

               FOR ADDITIONAL   1-800-531-8181, in San Antonio 456-7200
            INFORMATION ABOUT   For account servicing, exchanges,
                 MUTUAL FUNDS   or redemptions
                                1-800-531-8448, in San Antonio 456-7202

              RECORDED MUTUAL   24-hour service (from any phone)
            FUND PRICE QUOTES   1-800-531-8066, in San Antonio 498-8066

                  MUTUAL FUND   (from touch-tone phones only)
            USAA TOUCHLINE(R)   For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, in San Antonio 498-8777

              INTERNET ACCESS   USAA.COM

                                                                    Recycled
                                                                     Paper

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